Document and Entity Information (USD $)	12 Months Ended
	Dec. 31, 2010	Feb. 17, 2011	Jun. 30, 2010
Document and Entity Information [Abstract]
Entity Registrant Name	SENSIENT TECHNOLOGIES CORP
Entity Central Index Key	0000310142
Document Type	10-K
Document Period End Date	Dec 31, 2010
Amendment Flag	false
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Public Float			$ 1,274,371,545
Entity Common Stock, Shares Outstanding		49,976,896

Consolidated Statements of Earnings (USD $) In Thousands, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Consolidated Statements of Earnings [Abstract]
Revenue	$ 1,328,180	$ 1,201,412	$ 1,252,620
Cost of products sold	919,821	832,382	871,754
Selling and administrative expenses	233,782	222,067	219,267
Operating Income	174,577	146,963	161,599
Interest expense	20,384	23,788	32,306
Earnings Before Income Taxes	154,193	123,175	129,293
Income taxes	47,049	36,614	38,432
Net Earnings	$ 107,144	$ 86,561	$ 90,861
Earnings per share:
Basic	$ 2.18	$ 1.79	$ 1.91
Diluted	$ 2.17	$ 1.78	$ 1.89
Average common shares outstanding:
Basic	49,138	48,379	47,654
Diluted	49,424	48,641	48,131

Consolidated Balance Sheets (USD $) In Thousands	Dec. 31, 2010	Dec. 31, 2009
Current Assets:
Cash and cash equivalents	$ 14,255	$ 12,219
Trade accounts receivable, less allowance for losses of $3,999 and $3,427, respectively	218,614	200,186
Inventories	392,166	390,011
Prepaid expenses and other current assets	34,676	42,668
Deferred income taxes	12,594	13,025
Total current assets	672,305	658,109
Other assets	36,093	38,349
Intangible assets - at cost, less accumulated amortization of $12,281 and $11,014, respectively	13,219	13,621
Goodwill	445,115	455,995
Property, Plant and Equipment:
Land	49,760	49,429
Buildings	293,605	293,200
Machinery and equipment	648,985	630,420
Construction in progress	32,797	20,211
Property, Plant and Equipment, Gross, Total	1,025,147	993,260
Less accumulated depreciation	(592,611)	(567,643)
Property, Plant and Equipment, Net, Total	432,536	425,617
Total assets	1,599,268	1,591,691
Current Liabilities:
Trade accounts payable	95,852	88,915
Accrued salaries, wages and withholdings from employees	26,822	22,568
Other accrued expenses	49,819	64,789
Income taxes	7,120	692
Short-term borrowings	25,450	39,181
Current maturities of long-term debt	0	0
Total current liabilities	205,063	216,145
Deferred income taxes	21,034	12,810
Other liabilities	12,279	14,393
Accrued employee and retiree benefits	52,747	50,796
Long-term debt	324,360	388,852
Shareholders' Equity:
Common stock, par value $0.10 a share, authorized 100,000,000 shares issued 53,954,874 shares	5,396	5,396
Additional paid-in capital	89,027	85,504
Earnings reinvested in the business	991,094	922,963
Treasury stock, 4,345,712 and 5,182,710 shares, respectively, at cost	(87,102)	(103,878)
Accumulated other comprehensive loss	(14,630)	(1,290)
Total shareholders' equity	983,785	908,695
Total liabilities and shareholders' equity	$ 1,599,268	$ 1,591,691

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data	Dec. 31, 2010	Dec. 31, 2009
Current Assets:
Allowance for losses, Trade accounts receivable	$ 3,999	$ 3,427
Accumulated amortization, Intangible assets	$ 12,281	$ 11,014
Shareholders' Equity:
Common stock, par value	$ 0.1	$ 0.1
Common stock, share authorized	100,000,000	100,000,000
Common stock, shares issued	53,954,874	53,954,874
Treasury stock, shares	4,345,712	5,182,710

Consolidated Statements of Cash Flows (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Cash Flows from Operating Activities
Net earnings	$ 107,144	$ 86,561	$ 90,861
Adjustments to arrive at net cash provided by operating activities:
Depreciation and amortization	43,423	42,183	44,445
Share-based compensation	5,678	3,860	3,798
Loss on assets	1,382	1,819	1,358
Deferred income taxes	8,685	(3,895)	3,329
Changes in operating assets and liabilities:
Trade accounts receivable	(20,229)	5,013	(16,908)
Inventories	(4,191)	1,190	(40,591)
Prepaid expenses and other assets	9,370	(14,602)	(672)
Accounts payable and other accrued expenses	(7,757)	14,058	(2,216)
Accrued salaries wages and withholdings from employees	5,053	(1,557)	2,084
Income taxes	2,699	965	1,939
Other liabilities	4,468	2,741	(453)
Net cash provided by operating activities	155,725	138,336	86,974
Cash Flows from Investing Activities
Acquisition of property, plant and equipment	(55,823)	(47,716)	(53,680)
Proceeds from sale of assets	172	109	2,064
Other investing activities	528	(440)	1,661
Net cash used in investing activities	(55,123)	(48,047)	(49,955)
Cash Flows from Financing Activities
Proceeds from additional borrowings	139,344	222,553	112,514
Debt payments	(211,935)	(277,064)	(134,135)
Dividends paid	(39,013)	(37,042)	(35,597)
Proceeds from options exercised and other equity transactions	14,063	11,185	18,862
Net cash used in financing activities	(97,541)	(80,368)	(38,356)
Effect of exchange rate changes on cash and cash equivalents	(1,025)	(6,200)	(687)
Net increase (decrease) in cash and cash equivalents	2,036	3,721	(2,024)
Cash and cash equivalents at beginning of year	12,219	8,498	10,522
Cash and cash equivalents at end of year	14,255	12,219	8,498
Cash paid during the year for:
Interest	19,932	26,982	31,975
Income taxes	32,668	36,801	28,424
Capitalized interest	$ 810	$ 840	$ 1,999

Consolidated Statements of Shareholders' Equity (USD $) In Thousands, except Share data	Common Stock	Additional Paid-in Capital	Earnings Reinvested in the Business	Treasury Stock	Accumulated Other Comprehensive Income (Loss)	Total Comprehensive Income	Total
Beginning Balance at Dec. 31, 2007	$ 5,396	$ 75,233	$ 818,180	$ (132,358)	$ 47,970
Beginning Balance, Share at Dec. 31, 2007				6,603,650
Net earnings			90,861			90,861	90,861
Unrealized gain/loss on cash flow hedge, arising during the period, net of tax of $13, $118 and $90 for the year ended December 31, 2008, 2009 and 2010 respectively					(91)	(91)
Reclassification adjustment for cash flow hedges included in net income, net of tax $3, $141 and $41 for the year ended December 31, 2008, 2009 and 2010 respectively					18	18
Pension adjustment, net of tax of $1,473, $3,329 and $504 for the year ended December 31, 2008, 2009 and 2010 respectively					3,574	3,574
Foreign currency translation					(77,759)	(77,759)
Total comprehensive income						16,603
Cash dividends paid- $0.74, $0.76 and $0.79 for the year ended December 31, 2008, 2009 and 2010 respectively			(35,597)
Share-based compensation		4,989		(1,191)
Share-based compensation, Share				59,400
Stock options exercised		2,511		15,217
Stock options exercised , Share				(759,241)
Nonvested stock issued upon vesting		(1,688)		1,688
Nonvested stock issued upon vesting, Shares				(84,200)
Benefit plans		173		427
Benefit plans, Shares				(21,312)
Other		1,043
Ending Balance at Dec. 31, 2008	5,396	82,261	873,444	(116,217)	(26,288)
Ending Balance,Share at Dec. 31, 2008				5,798,297
Net earnings			86,561			86,561	86,561
Unrealized gain/loss on cash flow hedge, arising during the period, net of tax of $13, $118 and $90 for the year ended December 31, 2008, 2009 and 2010 respectively					826	826
Reclassification adjustment for cash flow hedges included in net income, net of tax $3, $141 and $41 for the year ended December 31, 2008, 2009 and 2010 respectively					(987)	(987)
Pension adjustment, net of tax of $1,473, $3,329 and $504 for the year ended December 31, 2008, 2009 and 2010 respectively					(6,136)	(6,136)
Foreign currency translation					31,295	31,295
Total comprehensive income						111,559
Cash dividends paid- $0.74, $0.76 and $0.79 for the year ended December 31, 2008, 2009 and 2010 respectively			(37,042)
Share-based compensation		4,088		(228)
Share-based compensation, Share				11,400
Stock options exercised		901		10,065
Stock options exercised , Share				(502,167)
Nonvested stock issued upon vesting		(1,830)		1,830
Nonvested stock issued upon vesting, Shares				(91,300)
Benefit plans		34		672
Benefit plans, Shares				(33,520)
Other		50
Ending Balance at Dec. 31, 2009	5,396	85,504	922,963	(103,878)	(1,290)		908,695
Ending Balance,Share at Dec. 31, 2009				5,182,710
Net earnings			107,144			107,144	107,144
Unrealized gain/loss on cash flow hedge, arising during the period, net of tax of $13, $118 and $90 for the year ended December 31, 2008, 2009 and 2010 respectively					628	628
Reclassification adjustment for cash flow hedges included in net income, net of tax $3, $141 and $41 for the year ended December 31, 2008, 2009 and 2010 respectively					(284)	(284)
Pension adjustment, net of tax of $1,473, $3,329 and $504 for the year ended December 31, 2008, 2009 and 2010 respectively					910	910
Foreign currency translation					(14,594)	(14,594)
Total comprehensive income						93,804
Cash dividends paid- $0.74, $0.76 and $0.79 for the year ended December 31, 2008, 2009 and 2010 respectively			(39,013)
Share-based compensation		5,746		(68)
Share-based compensation, Share				3,400
Stock options exercised		1,365		11,668
Stock options exercised , Share				(582,174)
Nonvested stock issued upon vesting		(4,609)		4,609
Nonvested stock issued upon vesting, Shares				(229,951)
Benefit plans		184		567
Benefit plans, Shares				(28,273)
Other		837
Ending Balance at Dec. 31, 2010	$ 5,396	$ 89,027	$ 991,094	$ (87,102)	$ (14,630)		$ 983,785
Ending Balance,Share at Dec. 31, 2010				4,345,712

Consolidated Statements of Shareholders' Equity (Parenthetical) (USD $) In Thousands, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Earnings Reinvested in the Business
Cash dividends per share	$ 0.79	$ 0.76	$ 0.74
Accumulated Other Comprehensive Income (Loss)
Tax, Unrealized gain/loss on cash flow hedges, arising during the period	$ 90	$ 118	$ 13
Tax, Reclassification adjustment for cash flow hedges included in net income	41	141	3
Tax, Pension adjustment	504	3,329	1,473
Total Comprehensive Income
Tax, Unrealized gain/loss on cash flow hedges, arising during the period	90	118	13
Tax, Reclassification adjustment for cash flow hedges included in net income	41	141	3
Tax, Pension adjustment	$ 504	$ 3,329	$ 1,473

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Summary of Significant Accounting Policies [Abstract]
Summary of Significant Accounting Policies
1.
Summary of Significant
Accounting Policies
Principles of Consolidation and Basis of Presentation The consolidated financial statements include the accounts of Sensient Technologies Corporation and its subsidiaries (the “Company”). All significant intercompany accounts and transactions are eliminated.
Sensient Technologies Corporation is a leading global manufacturer and marketer of colors, flavors and fragrances. The Company uses advanced technologies at facilities around the world to develop specialty food and beverage systems, cosmetic and pharmaceutical systems, inkjet and specialty inks and colors and other specialty chemicals. The Company’s reportable segments consist of the Flavors & Fragrances and Color Groups, which are managed on a products and services basis. The Asia Pacific and China Groups, which are managed on a geographic basis, are included in Corporate and Other.
Use of Estimates The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts of assets, liabilities, revenue and expenses during the reporting period and the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.
Revenue Recognition The Company recognizes revenue (net of estimated discounts, allowances and returns) when title of goods passes, the customer is obligated to pay the Company and the Company has no remaining obligations. Such recognition typically corresponds with the shipment of goods.
Cost of Products Sold Cost of products sold includes materials, labor and overhead expenses incurred in the manufacture of our products. Cost of products sold also includes charges for obsolete and slow moving inventories, as well as costs for quality control, purchasing and receiving costs, inspection costs, warehousing costs, internal transfer costs, other costs of our internal distribution network and costs incurred for shipping and handling. The Company records fees billed to customers for shipping and handling as revenue.
Selling and Administrative Expenses Selling and administrative expenses primarily include the salaries and related costs for executive, finance, accounting, human resources, information technology, research and development and legal personnel as well as salaries and related costs of salespersons and commissions paid to external sales agents.
Cash Equivalents The Company considers all highly liquid investments with maturities of three months or less at the date of acquisition as cash equivalents.
Accounts Receivable Receivables are recorded at their face amount, less an allowance for doubtful accounts. The allowance for doubtful accounts is based on customer-specific analysis and general matters such as current assessments of past due balances and economic conditions. Specific accounts are written off against the allowance for doubtful accounts when it is deemed that the receivable is no longer collectible.
Inventories Inventories are stated at the lower of cost or market. Market is determined on the basis of estimated realizable values. Cost is determined using the first-in, first-out (“FIFO”) method with the exception of certain locations of the Flavors & Fragrances Group where cost is determined using a weighted average method. Inventories include finished and in-process products totaling  $261.6 million and  $275.5 million at December 31, 2010 and 2009, respectively, and raw materials and supplies of  $130.6 million and  $114.5 million at December 31, 2010 and 2009, respectively.
Property, Plant and Equipment Property, plant and equipment are recorded at cost reduced by accumulated depreciation. Depreciation is provided over the estimated useful life of the related asset using the straight-line method for financial reporting. The estimated useful lives for buildings and leasehold improvements range from 5 to 40 years. Machinery and equipment have useful lives ranging from 3 to 20 years. Interest costs on significant projects constructed or developed for the Company’s own use are capitalized as part of the asset.
Goodwill and Other Intangible Assets The carrying value of goodwill and other intangible assets with indefinite lives is evaluated for impairment on an annual basis or when an indicator of impairment occurs. The impairment assessment includes comparing the carrying amount of net assets, including goodwill, of each reporting unit to its respective fair value as of the date of the assessment. Fair value was estimated based upon an evaluation of the reporting unit’s estimated future discounted cash flow as well as the public trading and private transaction valuation multiples for comparable companies. Such determination of fair value yielded no impairment in 2010, 2009 or 2008.
The cost of intangible assets with determinable useful lives is amortized on a straight-line basis to reflect the pattern of economic benefits consumed, ranging from 5 to 20 years. These assets include technological know-how, customer relationships, patents, trademarks and non-compete agreements, among others.
Impairment of Long-lived Assets The Company reviews long-lived assets for impairment whenever events or changes in business circumstances indicate that the carrying amount of the assets may not be fully recoverable. The Company performs undiscounted cash flow analyses to determine if potential impairment exists. If impairment is determined to exist, any related impairment loss is calculated based on the difference between fair value and carrying value.
Financial Instruments The Company may use derivative financial instruments for the purpose of hedging currency and interest rate exposures which exist as part of ongoing business operations. As a policy, the Company does not engage in speculative or leveraged transactions, nor does the Company hold or issue financial instruments for trading purposes.
Hedge effectiveness is determined by how closely the changes in the fair value of the hedging instrument offset the changes in the fair value or cash flows of the hedged item. Hedge accounting is permitted only if the hedging relationship is expected to be highly effective at the inception of the transaction and on an ongoing basis. Any ineffective portions are recognized in earnings immediately.
Interest Rate Hedging The Company is exposed to interest rate risk through its corporate borrowing activities. The objective of the Company’s interest rate risk management activities is to manage the levels of the Company’s fixed and floating interest rate exposure to be consistent with the Company’s preferred mix. The interest rate risk management program may include entering into interest rate swaps, which qualify as fair value hedges, when there is a desire to modify the Company’s exposure to interest rates. Gains or losses on fair value hedges are recognized in earnings, net of gains and losses on the fair value of the hedged instruments.
Cash Flow Hedges The primary objectives of the foreign exchange risk management activities are to understand and mitigate the impact of potential foreign exchange fluctuations on the Company’s financial results and its economic well-being. Generally, these risk management transactions involve the use of foreign currency derivatives to protect against exposure resulting from recorded accounts receivable and payable. The Company may utilize forward exchange contracts, generally with maturities of less than 12 months, which qualify as cash flow hedges. These foreign exchange contracts are intended to offset the effect of exchange rate fluctuations on recorded intercompany receivables and payables. Gains and losses on these instruments are deferred in accumulated other comprehensive (loss) income (“OCI”) until the underlying transaction is recognized in earnings.
The Company’s existing cash flow hedges are highly effective. As a result, any current impact on earnings due to cash flow hedge ineffectiveness is immaterial.
Net Investments Hedging The Company may enter into foreign-denominated debt to be used as a non-derivative instrument to hedge the Company’s net investment in foreign subsidiaries. The change in the carrying amount of the foreign-denominated debt on the Company’s books, attributable to changes in the spot foreign exchange rate, is a hedge of the net investment in its foreign subsidiaries. Changes in the fair value of debt designated as a net investment hedge are recorded in foreign currency translation in OCI.
Commodity Purchases The Company purchases certain commodities in the normal course of business that result in physical delivery of the goods and, hence, are excluded from Accounting Standards Codification (“ASC”) 815, Derivatives and Hedging.
Translation of Foreign Currencies For all significant foreign operations, the functional currency is the local currency. Assets and liabilities of foreign operations are translated into U.S. dollars at current exchange rates. Revenue and expense accounts are translated into U.S. dollars at average exchange rates prevailing during the year. Adjustments resulting from the translation of foreign accounts into U.S. dollars are recorded in foreign currency translation in OCI. Transaction gains and losses that occur as a result of transactions denominated in non-functional currencies are included in earnings and were not significant during the three-year period ended December 31, 2010.
Share-Based Compensation Share-based compensation expense is recognized on a straight line basis over the vesting period of each award recipient. See Note 5, Share-Based Compensation, for additional information.
Income Taxes The Company recognizes a current tax liability or asset for the estimated taxes payable or refundable on tax returns for the current year and a deferred tax liability or asset for the estimated future tax effects attributable to temporary differences and carryforwards. The measurement of current and deferred tax liabilities and assets is based on provisions of enacted tax law. Deferred tax assets are reduced, if necessary, by the amount of any tax benefits for which the utilization of the asset is not considered likely.
Years ended December 31, 2010, 2009 and 2008
Earnings Per Share. The difference between basic and diluted EPS is the dilutive effect of stock options and nonvested stock. Diluted EPS assumes that nonvested stock has vested and all dilutive stock options, for which the average market price exceeds the exercise price (in-the-money), are exercised. Stock options for which the exercise price exceeds the average market price (out-of-the-money) have an anti-dilutive effect on EPS, and accordingly, are excluded from the calculation. Weighted-average common shares for the computation of EPS were:

(in thousands)	2010	2009	2008

Basic weighted-average shares outstanding	49,138	48,379	47,654
Diluted weighted-average shares outstanding	49,424	48,641	48,131
For the years 2010, 2009 and 2008, options for 0.01 million shares, 0.2 million shares and 0.1 million shares, respectively, with weighted-average exercise prices of  $30.07,  $24.11 and  $26.52, respectively, were excluded from the diluted EPS calculation because their exercise prices were greater than the average market price of the common stock and their inclusion in the calculation would have been anti-dilutive. All earnings per share amounts are presented on a diluted basis unless otherwise noted.
Accumulated Other Comprehensive (Loss) Income Accumulated OCI is composed primarily of foreign currency translation, minimum pension liability and unrealized gains or losses on cash flow hedges. The components of OCI at December 31 were:

(in thousands)	2010	2009

Foreign currency translation	$(1,475)	$13,140
Pension liability (net of tax)	(13,324)	(14,255)
Unrealized gain (loss) on cash flow hedges (net of tax)	169	(175)

Accumulated other comprehensive loss	$(14,630)	$(1,290)

Research and Development Research and development costs are recorded in selling and administrative expenses in the year they are incurred. Research and development costs were  $30.6 million,  $29.3 million and  $28.3 million during the years ended December 31, 2010, 2009 and 2008, respectively.
Advertising Advertising costs are recorded in selling and administrative expenses as they are incurred. Advertising costs were  $1.5 million,  $1.1 million and  $1.3 million during the years ended December 31, 2010, 2009 and 2008, respectively.
Environmental Liabilities The Company records liabilities related to environmental remediation obligations when estimated future expenditures are probable and reasonably estimable. Such accruals are adjusted as further information becomes available or as circumstances change. Estimated future expenditures are discounted to their present value when the timing and amount of future cash flows are fixed and readily determinable. Recoveries of remediation costs from other parties, if any, are recognized as assets when their receipt is assured.
Subsequent Events The Company performed an evaluation of subsequent events through the date these financial statements were issued.

Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2010
Goodwill and Intangible Assets [Abstract]
Goodwill and Intangible Assets
2.
Goodwill and Intangible Assets
At December 31, 2010 and 2009, the Company does not have any intangible assets other than goodwill that are not subject to amortization. The following table summarizes intangible assets with determinable useful lives by major category as of December 31, 2010 and 2009:

	Weighted Average	2010		2009
(in thousands except weighted	Amortization		Accumulated		Accumulated
average amortization years)	Years	Cost	Amortization	Cost	Amortization

Technological know-how	20.0	$8,840	$(4,242)	$8,609	$(3,744)
Customer relationships	20.0	7,222	(3,078)	7,185	(2,690)
Patents, trademarks, non-compete agreements and other	17.5	9,438	(4,961)	8,841	(4,580)

Total finite-lived intangibles	19.1	$25,500	$(12,281)	$24,635	$(11,014)

Amortization of intangible assets was  $1.3 million,  $1.3 million and  $1.6 million in 2010, 2009 and 2008, respectively. Estimated amortization expense each year for the five years subsequent to December 31, 2010, is  $1.1 million in each year from 2011 through 2015.
The changes in goodwill for the years ended December 31, 2010 and 2009, by reportable business segment, were as follows:

	Flavors &		Corporate
(in thousands)	Fragrances	Color	& Other	Consolidated

Balance as of December 31, 2008	$131,942	$304,781	$3,693	$440,416
Currency translation impact	7,149	8,472	(42)	15,579

Balance as of December 31, 2009	139,091	313,253	3,651	455,995
Currency translation impact	(2,699)	(8,638)	457	(10,880)

Balance as of December 31, 2010	$136,392	$304,615	$4,108	$445,115

Debt	12 Months Ended
Dec. 31, 2010
Debt [Abstract]
Debt
3.
Debt
Long-term Debt Long-term debt consisted of the following unsecured obligations at December 31:

(in thousands)	2010	2009

4.91% senior notes due through May 2017	$110,000	$—
5.85% Euro-denominated senior notes due November 2013	25,876	27,689
7.31% senior notes due November 2013	25,000	25,000
5.78% Euro-denominated senior notes due November 2011	51,753	55,377
7.17% senior notes due November 2011	30,000	30,000
Floating rate Euro-denominated senior notes	—	27,689
6.68% senior notes due through January 2011	2,143	4,286
6.77% senior notes due through January 2010	—	15,000
Floating rate term loan due June 2012	46,625	99,750
Long-term revolving loan agreement	28,871	98,912
Various other notes	4,092	5,149

	324,360	388,852
Less current maturities	—	—

Total long-term debt	$324,360	$388,852

In March 2009, the Company borrowed  $105 million under a senior unsecured term loan agreement (“Term Loan”) with a group of five banks. The Term Loan matures on June 15, 2012, and the interest rate on the Term Loan is based on floating rates at the Company’s election of either (1) the higher of (a) the prime rate or (b) the federal funds rate plus 0.5% or (2) a Eurodollar base rate derived from LIBOR plus a margin (initially 225 basis points but subject to adjustment as the Company’s leverage ratio changes). The Company may prepay the Term Loan in whole or in part prior to the maturity date without any penalty.
In November 2009, the Company entered into an agreement to issue U.S. dollar denominated debt totaling  $110 million through a private placement of notes with a group of four financial institutions. These notes were issued in May 2010 and have a fixed coupon rate of 4.91% with a final maturity date of May 2017. Proceeds from the sale of the notes have been used to repay existing indebtedness and for general corporate purposes.
The Company has a  $300 million multi-currency revolving credit facility with a group of seven banks. This credit facility matures in June 2012 and is unsecured. Interest rates on borrowings with three days notice are determined based upon LIBOR plus a margin subject to adjustment based on the Company’s debt to EBITDA ratio, as defined, or the rating accorded the Company’s senior debt by Standard & Poor’s and Moody’s, which- Years ended December 31, 2010, 2009 and 2008 ever is more favorable to the Company. Without three days notice, interest is based on the higher of the prime rate or the federal funds rate plus 0.50%.
The Company’s floating rate long-term Euro-denominated notes, which were paid off on May 28, 2010, had average coupon rates of 2.58% and 3.62% for the years ended December 31, 2010 and 2009, respectively. The borrowings under the long-term revolving loan agreement had an average interest rate of 0.65% and 0.85% for the year ended December 31, 2010 and 2009, respectively. The borrowings under the Term Loan had an average interest rate of 2.35% and 2.57% for the years ended December 31, 2010 and 2009, respectively.
The aggregate amounts of contractual maturities on long-term debt each year for the five years subsequent to December 31, 2010, are as follows: 2011,  $102.6 million; 2012,  $57.4 million; 2013,  $62.2 million; 2014,  $11.3 million; and 2015,  $13.0 million.
The Company has approximately  $102.6 million of long-term debt that matures in 2011. It is the Company’s intention to refinance these maturities under the long-term revolving loan agreement and, accordingly, that maturing debt has been classified as long-term debt in the Consolidated Balance Sheet.
The Company has  $264.7 million available under the revolving credit facility and  $32.5 million available under other lines of credit from several banks at December 31, 2010.
Substantially all of the senior loan agreements contain restrictions concerning interest coverage, borrowings, investments and tangible net worth amounts. The Company is in compliance with all of these restrictions at December 31, 2010. The following table summarizes the Company’s most restrictive loan covenants calculated in accordance with the applicable agreements as of December 31, 2010:

(dollars in thousands)	Actual	Required

Debt to Capital (Maximum)	26.3%	60.0%
Debt to EBITDA (Maximum)	1.64	3.50
Net Worth (Minimum)	$983,785	$625,000
Interest Coverage (Minimum)	5.98	2.00
The Company has stand-by letters of credit outstanding of  $6.4 million and  $5.9 million as of December 31, 2010 and 2009, respectively.
Short-term Borrowings The Company’s short-term borrowings consisted of the following items at December 31:

(in thousands)	2010	2009

Direct borrowings under the revolving loan agreement	$—	$25,000
Uncommitted loans	20,476	11,590
Loans of foreign subsidiaries	4,974	2,591

Total	$25,450	$39,181

The weighted-average interest rates on short-term borrowings were 2.39% and 1.48% at December 31, 2010 and 2009, respectively.

Derivative Instruments and Hedging Activity	12 Months Ended
Dec. 31, 2010
Derivative Instruments and Hedging Activity [Abstract]
Derivative Instruments and Hedging Activity
4.
Derivative Instruments and
Hedging Activity
The Company may use derivative instruments for the purpose of hedging currency, commodity and interest rate exposures, which exist as part of ongoing business operations. As a policy, the Company does not engage in speculative or leveraged transactions, nor does the Company hold or issue financial instruments for trading purposes. Hedge effectiveness is determined by how closely the changes in the fair value of the hedging instrument offset the changes in the fair value or cash flows of the hedged transaction. Hedge accounting, which generally results in the deferral of derivative gains and losses until such time as the underlying transaction is recognized in net earnings, is permitted only if the hedging relationship is expected to be highly effective at the inception of the transaction and on an ongoing basis. Any ineffective portions are recognized in earnings immediately.
The Company manages its exposure to foreign exchange risk by the use of forward exchange contracts and foreign currency denominated debt to reduce the effect of fluctuating foreign currencies on short-term foreign currency denominated intercompany transactions, non-functional currency raw material purchases, non-functional currency sales and other known foreign currency exposures. These derivatives may or may not be designated as hedges under ASC 815, Derivatives and Hedging. These forward exchange contracts generally have maturities of less than twelve months. The Company’s primary hedging activities and their accounting treatment are summarized below:
Forward Contracts Designated as Cash Flow Hedges The forward exchange contracts that have been designated as hedges are accounted for as cash flow hedges. The Company had  $10.1 million and  $6.3 million of forward exchange contracts, designated as hedges, outstanding as of December 31, 2010 and 2009, respectively. The fair value of these forward exchange contracts was a liability of  $0.1 million classified in Other liabilities in the Company’s Consolidated Balance Sheets as of both December 31, 2010 and 2009. The gains or losses on these instruments are deferred in OCI until the underlying transaction is recognized in net earnings. As of December 31, 2010, a gain of  $0.2 million was deferred in OCI in the Company’s Consolidated Balance Sheet. For the periods ended December 31, 2010 and 2009, gains of  $0.3 million and  $1.1 million, respectively, were reclassified into net earnings in the Company’s Consolidated Statement of Earnings that offset the earnings impact of the related non-functional asset or liability hedged in the same period. Over the next twelve months, the Company expects to reclassify a gain of  $0.2 million from OCI into net earnings.
Forward Contracts not Designated as Cash Flow Hedges The Company also utilizes forward exchange contracts that are not designated as cash flow hedges under ASC 815. These contracts are marked-to-market in net earnings immediately, at the same time as the non-functional asset or liability is marked-to-market in net earnings. The results of these transactions are not material to the financial statements for the years ended December 31, 2010, 2009 and 2008.
Net Investment Hedges The Company has certain debt denominated in Euros and Swiss Francs. These debt instruments have been designated as partial hedges of the Company’s Euro and Swiss Franc net asset positions. Changes in the fair value of this debt attributable to changes in the spot foreign exchange rate are recorded in foreign currency translation in OCI. As of December 31, 2010 and 2009, the total value of the Company’s Euro and Swiss Franc debt was  $106.5 million and  $141.7 million, respectively. For the years ended December 31, 2010 and 2009, the impact of foreign exchange rates on these debt instruments has decreased debt by  $6.0 million and increased debt by  $3.6 million, respectively, and these amounts have been recorded as foreign currency translation in OCI.
Concentrations of Credit Risk Counterparties to forward exchange contracts consist of large international financial institutions. While these counterparties may expose the Company to potential losses due to the credit risk of non-performance, losses are not anticipated. Concentrations of credit risk with respect to trade accounts receivable are limited by the large number of customers, generally short payment terms and their dispersion across geographic areas.

Share-Based Compensation	12 Months Ended
Dec. 31, 2010
Share-Based Compensation [Abstract]
Share-Based Compensation
5.
Share-Based Compensation
The Company has various stock plans under which employees and directors may be granted nonvested stock, non-qualified stock options or incentive stock options. Upon vesting, the stock options allow the participant to purchase common stock at 100% of the market price on the day the options were granted. No options were granted in 2010 or 2009.
As of December 31, 2010, there were 1.8 million shares available to be granted as future stock options and non-vested stock under existing stock plans. Of the shares available, 1.1 million may be awarded as nonvested stock. Stock options become exercisable over a three-year vesting period, or earlier upon retirement, and expire 10 years from the date of grant. Expense for stock options is recognized on a straight-line basis over three years from the date of grant or over the period from the date of grant until the participant is retirement-eligible, whichever is less. Treasury shares are issued for nonvested stock awards and for the exercise of stock options.
Years ended December 31, 2010, 2009 and 2008
The following table summarizes the transactions involving the stock option plans:

		Weighted-	Weighted-
(in thousands		Average	Average	Aggregate
except exercise		Exercise	Remaining	Intrinsic
price and life)	Options	Price	Life (Years)	Value

Outstanding at December 31, 2007	2,228	$21.10	5.3	$16,008
Granted	14	30.07
Exercised	(759)	21.09
Cancelled	(33)	21.64

Outstanding at December 31, 2008	1,450	21.17	5.0	4,110
Exercised	(502)	19.34
Cancelled	(38)	22.58

Outstanding at December 31, 2009	910	22.13	4.4	3,852
Exercised	(582)	22.16

Outstanding at December 31, 2010	328	$22.06	3.9	$4,807
Exercisable at December 31, 2010	323	$21.95	3.8	$4,776

The aggregate intrinsic values of stock options exercised during 2010, 2009 and 2008, were  $3.9 million,  $2.5 million and  $6.5 million, respectively.
As of December 31, 2010, total remaining unearned compensation, net of expected forfeitures, related to unvested stock options was  $0.01 million, which will be amortized over the weighted-average remaining service period of 0.3 years.
The following table summarizes information concerning outstanding and exercisable stock options at December 31, 2010:

	Range of Exercise Price
(in thousands except	$18.00-	$19.71-	$23.00-
life and exercise price)	19.70	22.99	30.07

Options outstanding	80	73	175
Weighted-average remaining contractual life, in years	3.5	2.9	4.5
Weighted-average exercise price	$18.78	$20.53	$24.19

Options exercisable	80	73	170
Weighted-average exercise price	$18.78	$20.53	$24.03

The Company’s stock plans also provide for the awarding of nonvested stock. Expense for shares of nonvested stock is recognized over five years from the date of grant or during the period from the date of grant until the participant attains age 65, whichever is less. During the period of restriction, the holder of nonvested stock has voting rights and is entitled to receive all dividends and other distributions paid with respect to the stock. The Company expenses awards for nonvested stock based on the fair value of the Company’s common stock at the date of the grant.
The following table summarizes the nonvested stock activity:

		Grant Date
		Weighted-	Aggregate
(in thousands		Average	Intrinsic
except fair value)	Shares	Fair Value	Value

Outstanding at December 31, 2007	451	$24.22	$12,764
Granted	266	23.02
Vested	(129)	21.33
Cancelled	(134)	23.93

Outstanding at December 31, 2008	454	24.42	10,847
Granted	235	24.78
Vested	(131)	24.66
Cancelled	(134)	24.76

Outstanding at December 31, 2009	424	24.44	11,142
Granted	265	34.45
Vested	(259)	27.92
Cancelled	(67)	24.79

Outstanding at December 31, 2010	363	$29.20	$13,340

The total intrinsic values of shares vested during 2010, 2009 and 2008, was  $9.2 million,  $3.3 million and  $3.0 million, respectively.
As of December 31, 2010, total remaining unearned compensation, net of expected forfeitures, related to nonvested stock was  $8.9 million, which will be amortized over the weighted-average remaining service period of 2.9 years.
Total pre-tax share-based compensation recognized in the Consolidated Statements of Earnings was  $5.7 million,  $3.9 million and  $3.8 million in 2010, 2009 and 2008, respectively. Tax related benefits of  $0.7 million,  $0.5 million and  $0.7 million were also recognized in 2010, 2009 and 2008, respectively. Cash received from the exercise of stock options was  $12.9 million,  $9.7 million and  $16.0 million for 2010, 2009 and 2008, respectively, and is reflected in cash flows from financing activities in the Consolidated Statements of Cash Flows.

Retirement Plans	12 Months Ended
Dec. 31, 2010
Retirement Plans [Abstract]
Retirement Plans
6.
Retirement Plans
The Company provides benefits under defined contribution plans including a savings plan and an employee stock ownership plan (“ESOP”). The savings plan covers substantially all domestic salaried and certain non-union hourly employees and provides for matching contributions up to 4% of each employee’s salary. The ESOP covers substantially all domestic employees and provides for contributions based on a percentage of each employee’s compensation as determined by the Board of Directors. Total expense for the Company’s defined contribution plans was  $3.5 million,  $3.8 million and  $3.9 million in 2010, 2009 and 2008, respectively.
Although the Company intends for these defined contribution plans to be the primary retirement benefit for most employees, the Company also has several defined benefit plans. The funded status of the defined benefit plans was as follows at December 31:

(in thousands)	2010	2009

Benefit obligation at beginning of year	$58,142	$42,478
Service cost	1,896	1,285
Interest cost	2,902	2,961
Plan amendments	1,099	2,728
Foreign currency exchange rate changes	178	1,826
Benefits paid	(2,665)	(2,268)
Actuarial loss	2,238	9,132

Benefit obligation at end of year	63,790	58,142

Plan assets at beginning of year	22,720	17,465
Company contributions	3,873	3,728
Foreign currency exchange rate changes	231	1,946
Benefits paid	(2,665)	(2,268)
Actual gain on plan assets	1,870	1,849

Plan assets at end of year	26,029	22,720

Funded status	$(37,761)	$(35,422)
Accumulated benefit obligation	$59,903	$54,675

Amounts recognized in the Consolidated Balance Sheets at December 31:

(in thousands)	2010	2009

Accrued employee and retiree benefits	$(45,265)	$(41,057)
Prepaid expenses and other current assets	7,504	5,635

Net liability	$(37,761)	$(35,422)

Components of annual benefit cost:

(in thousands)	2010	2009	2008

Service cost	$1,896	$1,285	$1,267
Interest cost	2,902	2,961	2,922
Expected return on plan assets	(1,367)	(1,103)	(1,264)
Amortization of prior service cost	3,011	1,824	1,950
Recognized actuarial loss	1,252	166	175
Settlement expense	—	—	710

Defined benefit expense	$7,694	$5,133	$5,760

Weighted-average liability assumptions as of December 31:

	2010	2009

Discount rate	4.35%	5.04%
Expected return on plan assets	5.80%	6.06%
Rate of compensation increase	4.27%	4.38%

Years ended December 31, 2010, 2009 and 2008
Weighted-average cost assumptions for the year ended December 31:

	2010	2009

Discount rate	5.04%	6.83%
Expected return on plan assets	6.06%	5.96%
Rate of compensation increase	4.38%	4.28%

The aggregate amounts of benefits expected to be paid from defined benefit plans in each of the next five years subsequent to December 31, 2010, which include employees’ expected future service are as follows: 2011,  $2.7 million; 2012,  $11.9 million; 2013,  $20.1 million; 2014,  $3.2 million; 2015,  $2.2 million; and  $16.8 million in total for the years 2016 through 2020.
The Company expects to contribute  $4.5 million to defined benefit plans in 2011.
Amounts recognized in accumulated other comprehensive loss were as follows:

(in thousands)	2010	2009

Prior service cost	$6,445	$8,349
Unrecognized net actuarial loss	14,741	14,250

The estimated prior service cost and actuarial loss for the defined benefit plans that will be amortized from accumulated other comprehensive loss into periodic benefit cost during 2011 are  $3.1 million and  $1.4 million, respectively.

Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes
7.
Income Taxes
The provision for income taxes was as follows:

(in thousands)	2010	2009	2008

Currently payable:
Federal	$11,476	$16,637	$10,467
State	1,939	2,711	1,902
Foreign	24,949	21,161	22,734

	38,364	40,509	35,103

Deferred expense (benefit):
Federal	7,320	(2,287)	1,399
State	404	40	(603)
Foreign	961	(1,648)	2,533

	8,685	(3,895)	3,329

Income taxes	$47,049	$36,614	$38,432

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities consisted of the following:

(in thousands)	2010	2009

Deferred tax assets:
Benefit plans	$12,802	$12,080
Liabilities and reserves	10,397	10,505
Foreign operating loss carryovers	39,536	30,075
Other	14,782	16,569

Gross deferred tax assets	77,517	69,229
Valuation allowance	(39,084)	(25,682)

Deferred tax assets	38,433	43,547

Deferred tax liabilities:
Property, plant and equipment	(24,298)	(21,934)
Other assets	(2,755)	(2,619)
Other	(19,820)	(18,779)

Deferred tax liabilities	(46,873)	(43,332)

Net deferred tax assets (liabilities)	$(8,440)	$215

At December 31, 2010, foreign operating loss carryovers were  $135.7 million. Included in the foreign operating loss carryovers are losses of  $16.4 million that expire through 2025 and  $119.3 million that do not have an expiration date. At December 31, 2010, state operating loss carryovers were  $116.3 million, all of which expire through 2025.
The effective tax rate differed from the statutory federal income tax rate of 35% as described below:

	2010	2009	2008

Taxes at statutory rate	35.0%	35.0%	35.0%
State income taxes, net of federal income tax benefit	1.1	1.6	1.1
Tax credits	(0.3)	(0.3)	(0.2)
Taxes on foreign earnings	(3.7)	(3.6)	(3.2)
Resolution of prior years’ tax matters	(1.5)	(2.1)	(1.1)
Valuation allowance adjustments	—	(0.4)	(0.7)
Other, net	(0.1)	(0.5)	(1.2)

Effective tax rate	30.5%	29.7%	29.7%

Earnings before income taxes were as follows:

(in thousands)	2010	2009	2008

United States	$56,150	$46,467	$40,454
Foreign	98,043	76,708	88,839

Total	$154,193	$123,175	$129,293

Federal and state income taxes are provided on international subsidiary income distributed to or taxable in the U.S. during the year. At December 31, 2010, federal and state taxes have not been provided for approximately  $335.3 million of unremitted earnings of the foreign subsidiaries that are considered to be invested indefinitely. Determination of the deferred tax liability on such earnings is not practicable.
A reconciliation of the change in the liability for unrecognized tax benefits for 2010 and 2009 is as follows:

(in thousands)	2010	2009

Balance at beginning of year	$12,213	$9,481
Increases for tax positions taken in the current year	677	1,579
Increases for tax positions taken in prior years	870	4,037
Decreases for tax positions taken in prior years	(792)	(177)
Decreases related to settlements with tax authorities	(2,276)	(1,786)
Decreases as a result of lapse of the applicable statutes of limitations	(846)	(1,477)
Foreign currency exchange rate changes	(423)	556

Balance at the end of year	$9,423	$12,213

The amount of the unrecognized tax benefits that would affect the effective tax rate, if recognized, was approximately  $8.3 million. The Company recognizes interest and penalties related to the unrecognized tax benefits in income tax expense. Approximately  $1.2 million of accrued interest and penalties is reported as an income tax liability at December 31, 2010. The liability for unrecognized tax benefits relates to multiple jurisdictions and is reported in Other liabilities on the Consolidated Balance Sheet at December 31, 2010.
The Company believes that it is reasonably possible that the total amount of liability for unrecognized tax benefits as of December 31, 2010, will decrease by approximately  $1.5 million during 2011. The potential decrease relates to various tax matters for which the statute of limitations may expire or will be otherwise settled in 2011. The amount that is ultimately recognized in the financial statements will be dependent upon various factors including potential increases or decreases to unrecognized tax benefits as a result of examinations, settlements and other unanticipated items that may occur during the year. With limited exceptions, the Company is no longer subject to federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2004.

Segment and Geographic Information	12 Months Ended
Dec. 31, 2010
Segment and Geographic Information [Abstract]
Segment and Geographic Information
8.
Segment and
Geographic Information
The accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company evaluates performance based on operating income of the respective business units before restructuring charges, interest expense and income taxes. Total revenue and operating income by business segment and geographic region include both sales to customers, as reported in the Company’s Consolidated Statements of Earnings, and intersegment sales, which are accounted for at prices that approximate market prices and are eliminated in consolidation. Corporate and Other revenue consists primarily of flavor, fragrances and color products sold by the Asia Pacific and China Groups.
Assets by business segment and geographic region are those assets used in the Company’s operations in each segment and geographic region. Segment assets reflect the allocation of goodwill to each segment. Corporate and Other assets consist primarily of property and investments.
Years ended December 31, 2010, 2009 and 2008
Segment Information The Company’s operations, except for the Asia Pacific Group and China Group, are managed on a products and services basis. The Company determines its operating segments based on information utilized by the chief operating decision maker to allocate resources and assess performance. The Company’s reportable segments consist of Flavors & Fragrances and Color. The Company’s Flavors & Fragrances segment produces flavor and fragrance products that impart a desired taste, texture, aroma or other characteristic to a broad range of consumer and other products. The Color segment produces natural and synthetic color systems for pharmaceuticals, foods and beverages; colors and formulations for cosmetics; and technical colors for industrial applications and digital imaging. Two additional segments, the Asia Pacific Group and the China Group, are included in the Corporate & Other column below.

	Flavors &		Corporate
(in thousands)	Fragrances	Color	& Other	Consolidated

2010
Revenue from external customers	$786,532	$430,782	$110,866	$1,328,180
Intersegment revenue	22,521	16,679	2,313	41,513

Total revenue	809,053	447,461	113,179	1,369,693

Operating income (loss)	121,997	77,404	(24,824)	174,577
Interest expense	—	—	20,384	20,384

Earnings (loss) before income taxes	121,997	77,404	(45,208)	154,193

Assets	785,205	676,656	137,407	1,599,268
Capital expenditures	27,214	22,306	6,303	55,823
Depreciation and amortization	24,896	13,473	5,054	43,423

2009
Revenue from external customers	$755,525	$358,761	$87,126	$1,201,412
Intersegment revenue	17,347	16,046	1,280	34,673

Total revenue	772,872	374,807	88,406	1,236,085

Operating income (loss)	124,482	58,685	(36,204)	146,963
Interest expense	—	—	23,788	23,788

Earnings (loss) before income taxes	124,482	58,685	(59,992)	123,175

Assets	800,156	651,446	140,089	1,591,691
Capital expenditures	28,696	11,865	7,155	47,716
Depreciation and amortization	24,155	13,098	4,930	42,183

2008
Revenue from external customers	$780,254	$388,089	$84,277	$1,252,620
Intersegment revenue	20,496	14,275	1,663	36,434

Total revenue	800,750	402,364	85,940	1,289,054

Operating income (loss)	123,475	71,581	(33,457)	161,599
Interest expense	—	—	32,306	32,306

Earnings (loss) before income taxes	123,475	71,581	(65,763)	129,293

Assets	774,868	635,590	114,979	1,525,437
Capital expenditures	33,097	14,193	6,390	53,680
Depreciation and amortization	25,631	13,594	5,220	44,445
Geographic Information The Company has manufacturing facilities or sales offices in North America, South America, Europe, Asia, Australia and Africa.

(in thousands)	2010	2009	2008

Revenue from external customers:
North America	$699,429	$650,847	$674,777
Europe	374,616	334,755	371,414
Asia Pacific	166,809	137,804	128,650
Other	87,326	78,006	77,779

Consolidated	$1,328,180	$1,201,412	$1,252,620

Long-lived assets:
North America	$420,084	$407,758	$393,973
Europe	470,811	493,263	478,161
Asia Pacific	34,993	31,605	25,047
Other	1,075	956	733

Consolidated	$926,963	$933,582	$897,914

Sales in the United States, based on the final country of destination of the Company’s products, were  $529.6 million,  $495.6 million and  $507.3 million in 2010, 2009 and 2008, respectively. No other country of destination exceeded 10% of consolidated sales. Total long-lived assets in the United States amounted to  $317.5 million,  $311.9 million and  $309.5 million at December 31, 2010, 2009 and 2008, respectively.

Fair Value Measurements	12 Months Ended
Dec. 31, 2010
Fair Value Measurements [Abstract]
Fair value measurements
9.
Fair Value Measurements
ASC 820, Fair Value Measurements and Disclosures, defines fair value for financial assets and liabilities, establishes a framework for measuring fair value in Generally Accepted Accounting Principles (“GAAP”) and expands disclosures about fair value measurements. As of December 31, 2010 and 2009, the Company’s only assets and liabilities subject to this standard are forward contracts, investments in a money market fund and municipal bonds and defined benefit plan assets. The fair value of the forward exchange contracts based on current pricing obtained for comparable derivative products (Level 2 inputs) at December 31, 2010 and 2009, was a gain of  $0.1 million and a liability of  $0.3 million, respectively. The fair value of the investments based on December 31, 2010 and 2009, market quotes (Level 1 inputs) was an asset of  $14.2 million and  $13.5 million, respectively. The fair market value of the defined benefit plan assets based on December 31, 2010 and 2009, market quotes (Level 1 inputs) was an asset of  $26.0 million and  $22.7 million, respectively.
The carrying values of the Company’s cash and cash equivalents, trade accounts receivable, accounts payable, accrued expenses and short-term borrowings approximated fair values as of December 31, 2010 and 2009.
The fair value of the Company’s long-term debt, including current maturities, is estimated using discounted cash flows based on the Company’s current incremental borrowing rates for similar types of borrowing arrangements. The carrying value of the long-term debt at December 31, 2010 and 2009, was  $324.4 million and  $388.9 million, respectively. The fair value of the long-term debt at December 31, 2010 and 2009, was approximately  $334.2 million and  $390.6 million, respectively.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies [Abstract]
Commitments and Contingencies
10.
Commitments and Contingencies
LEASES
The Company leases certain facilities and equipment under operating lease arrangements. Aggregate minimum rental commitments at December 31, 2010, for all noncancelable operating leases with an initial lease term greater than one year for the years ending December 31 were as follows: 2011,  $6.9 million; 2012,  $4.6 million; 2013,  $2.5 million; 2014,  $1.4 million; 2015,  $0.9 million; and  $3.1 million thereafter.
Rent expense totaled  $10.4 million,  $10.7 million and  $12.0 million during the years ended December 31, 2010, 2009 and 2008, respectively.
ENVIRONMENTAL MATTERS
In 2004, the Environmental Protection Agency (“EPA”) notified the Company’s subsidiary Sensient Colors Inc. (“Sensient Colors”), formerly H. Kohnstamm & Co., that it may be a potentially responsible party (“PRP”) under the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”) for activities at the General Color Company Superfund Site in Camden, New Jersey (the “Site”). The Company had also been involved in a dispute with the owner of Pleasant Gardens, an apartment complex adjacent to the General Color Superfund Site, and with certain agencies of the State of New Jersey relating to the Pleasant Gardens property. From the time it was notified of these claims until late 2009, Sensient vigorously defended its interests in this litigation. In the fourth quarter of 2009, Sensient Colors and its insurers met with the United States and the parties involved in the Pleasant Gardens dispute and ultimately agreed to a settlement in principle to resolve the matters. As a result of the proposed settlements, Sensient’s results for the quarter and year ended December 31, 2009, included pre-tax charges for estimated settlement liabilities and related legal costs, net of insurance reimbursements, of approximately  $11.3 million. In 2010, Years ended December 31, 2010, 2009 and 2008
Sensient’s results included a credit of  $1.5 million for additional insurance proceeds related to the settlement.
Since December 31, 2009, the Company has made payments and received all insurance reimbursements related to the Superfund and Pleasant Gardens claims discussed above. As of December 31, 2010, total liabilities related to these and other environmental matters are estimated to be between  $0.6 million and  $1.7 million. As of December 31, 2010, the Company has an accrual of  $1.5 million related to environmental matters. This accrual represents management’s best estimate of these liabilities; however, the actual amounts may be different than the levels reserved or estimated, in which case the Company would need to recognize the difference in earnings in later periods. There can be no assurance that additional environmental matters will not arise in the future.
COMMERCIAL LITIGATION
Cherry Blossom Litigation
In June 2009, Sensient sued one of its product vendors, Cherry Blossom LLC (“Cherry Blossom”), a supplier of processed cherry products in Michigan, when Cherry Blossom prepared to close its facility and refused to return to Sensient raw cherries to which Sensient held title. Sensient sued for conversion, breach of contract, possession of the cherries, and money damages of approximately  $0.5 million. Cherry Blossom and its lender opposed the claim.
Cherry Blossom counter-claimed against Sensient, primarily relating to ownership of certain cherry processing formulas. Sensient sold Cherry Blossom certain materials containing formulas used in the processing of cherries. Cherry Blossom claims it has an exclusive right to use Sensient’s formulas. On June 22, 2009, Cherry Blossom moved for an injunction to prohibit Sensient from using its cherry processing formulas. The court denied that motion.
Crossroads Debt, LLC (“Crossroads”), a secured lender to Cherry Blossom, intervened in the case and asserted multiple claims against Cherry Blossom related to Cherry Blossom’s  $1.4 million debt to Crossroads. Crossroads also asserted cross-claims against Sensient related to offsets Sensient took against its payments to Cherry Blossom for the processed cherry product Sensient purchased from Cherry Blossom.
Under Sensient’s contract with Cherry Blossom, Cherry Blossom would purchase Sensient’s raw cherries for use in making finished cherry product. Sensient then purchased the finished product from Cherry Blossom at a purchase price reduced by setoffs for the amount Cherry Blossom owed Sensient for raw cherries. Eventually, Cherry Blossom directed Sensient to make payments directly to Crossroads, which Sensient did for about seven months, until Cherry Blossom ceased operations.
At a mediation on March 24, 2010, Crossroads claimed for the first time that because Sensient paid for the finished cherry product by offsetting antecedent debt, Sensient was not a “buyer in the ordinary course of business” as defined by the Uniform Commercial Code. As a result, Crossroads claimed that Sensient was not entitled to take such offsets because Crossroads claimed it had a perfected senior lien on the offset funds. Crossroads sought the imposition of a constructive trust over  $1.4 million of such funds and a judgment requiring their return by Sensient. The total exposure could have exceeded this amount due to interest.
In addition, Sensient asserted indemnification claims against Crossroads related to a U.S. Department of Labor “hot goods” issue. The U.S. Department of Labor prohibited Sensient from selling in interstate commerce cherries made by Cherry Blossom’s employees and for which Sensient had paid Cherry Blossom because Cherry Blossom failed to pay its employees their wages earned when they processed the cherries.
Crossroads moved for summary disposition on April 12, 2010, based on the Uniform Commercial Code argument it raised at mediation on March 24, 2010. Sensient opposed the motion and argued that Sensient was entitled to summary disposition, not Crossroads. At a hearing on the motion, the court ruled in Sensient’s favor, dismissing all of Crossroads’ claims against Sensient.
On May 27, 2010, Cherry Blossom filed a bankruptcy petition in U.S. Bankruptcy Court for the Western District of Michigan. Such filing triggered an automatic stay of all litigation pending against Cherry Blossom, including the instant case. The state court determined that the automatic stay in Cherry Blossom’s bankruptcy case did not prevent it from signing the order granting Sensient summary judgment disposing of Crossroads’ claims in Sensient’s favor. The court also decided that the bankruptcy filing stayed indefinitely the remaining claims regarding possession of the cherries, hot goods, and returned goods.
The bankruptcy trustee stipulated to lift the stay as to the issue of possession of the 2006 cherries, and on September 7, 2010, the Michigan state court lifted the administrative stay over the three remaining issues: (1) Sensient’s claim for reimbursement from Crossroads in connection with the U.S. Department of Labor hot goods issue described above; (2) Sensient’s claim for reimbursement from Crossroads for certain returned goods; and (3) ownership of the 2006 cherry inventory. The court accepted the parties’ stipulation that these three issues could be resolved on briefs and set a schedule accordingly.
The Court ordered the parties to file simultaneously opening briefs on October 1, 2010, and file simultaneously reply briefs on October 8, 2010. The Court heard oral argument on these three issues on December 6, 2010. On January 10, 2011, the Court entered an order that Crossroads is entitled to the first lien position on the remaining cherry inventory and denying Sensient’s claims against Crossroads for reimbursement. Pursuant to the Court’s order of January 10, 2011, any proceeds from the sale of the remaining cherry inventory will be paid to the Court and then released to Crossroads. Sensient intends to appeal the Court’s decision regarding these three issues. Sensient also intends to move the Court to stay the enforcement of its January 10, 2011, order pending appeal.
S.A.M. (Amaral) v. Sensient Technologies Corp., et al.
On August 5, 2010, the owners and operators of a 135-acre vineyard near the dehydration facility formerly operated by Sensient Dehydrated Flavors, LLC (“SDF”) in Greenfield, California, filed a lawsuit in California state court in Monterey, California. The lawsuit names as defendants both Sensient Technologies Corporation (“Sensient”) and SDF and a response to the complaint was filed on October 1. The suit sets out claims for nuisance per se, trespass and negligence per se and alleges almost a million dollars in losses plus punitive damages, all based on the fact that, between the summer of 2007 and early October 2009, SDF was processing onions that allegedly caused an “onion taint” in the grapes and wine produced from the plaintiffs’ vineyard. While SDF had an air permit covering its operations, its Monterey County use permit specifically named only chili peppers, celery and parsley, but not onions, as commodities that could be dehydrated at the Greenfield facility. SDF’s effort to modify the Greenfield facility’s use permit to specifically include the processing of onions was blocked by local vineyard owners, and SDF has since closed its Greenfield facility and consolidated its onion dehydration operations at its fully-permitted and more efficient facility at Livingston, California.
This lawsuit follows an earlier lawsuit (J. Lohr Vineyards and Wines v. Sensient Technologies) (the “Lohr lawsuit”) brought by a larger, adjacent landowner. The Lohr lawsuit was settled in December 2009, with an agreement that included SDF’s abandonment of onion processing at its Greenfield facility but did not require the payment of any settlement amount to Lohr despite Lohr’s substantial damage claims. The S.A.M. plaintiffs have essentially copied, and seek to rely upon, the factual allegations and expert analyses developed in the Lohr lawsuit before a settlement was reached. The S.A.M. plaintiffs will not, however, be receiving any assistance from Lohr. Sensient and SDF believe the S.A.M. plaintiffs’ claims are without merit and intend to pursue a vigorous defense. Trial has been set to commence on October 31, 2011, and the parties have been directed to attend a mandatory settlement conference on September 30, 2011.
Daito Kasei Kogyo Co. Ltd. v. Sensient Cosmetic Technologies SAS
In 1992 Sensient Cosmetic Technologies SAS (“SCT”) and Daito Kasei Kogyo Co., Ltd. (“Daito”) entered into a distribution agreement pursuant to which SCT became the exclusive distributor in Europe of coloring agents and ingredients manufactured in Japan by Daito and, in turn, Daito became the exclusive distributor in Japan of certain products produced in France by SCT. By 2008, the sale of Daito products represented €4 million of SCT’s sales. In contrast, Daito’s sales of SCT’s products in Japan amounted to only €0.4 million in 2008. The agreement was entered into for an initial period to end on December 31, 1993 and was tacitly renewed for two-year periods through December 31, 2009, subject to a requirement of six months notice for termination.
On July 7, 2009, Daito notified SCT of its decision to terminate SCT’s distributorship in Europe, with effect as of February 10, 2010. SCT informed Daito that the notice of termination was insufficient in light of the lengthy commercial relationship between the parties. Daito eventually ostensibly agreed to extend the notice period but the commercial relationship did not function as it had in the past. On August 10, 2010, SCT filed a complaint before the Paris Commercial Court alleging that Daito wrongfully terminated its long-standing established commercial relationship with SCT, that SCT should have been given a notice period of thirty-six months in light of the twenty-year relationship between the parties and that Daito should pay damages to SCT of over €3.8 million.
On January 26, 2011, Daito filed a response in a hearing of the Court in which it denied any liability for SCT’s claims and asserted counter-claims of €1.5 million for unlawful termination of Daito’s distributorship in Japan, unlawful termination of an alleged “agency contract” in Japan and SCT’s cancellation of certain Daito orders in October, 2010.
The court has scheduled a hearing on March 23, 2011, at which SCT will file its response to Daito’s defenses and counter-claims.
The Company is involved in various other claims and litigation arising in the normal course of business. In the judgment of management, which relies in part on information from Company counsel, the ultimate resolution of these actions will not materially affect the consolidated financial statements of the Company except as described above.

Valuation and Qualifying Accounts	12 Months Ended
Dec. 31, 2010
Valuation and Qualifying Accounts [Abstract]
Valuation and Qualifying Accounts
Valuation and Qualifying Accounts (in thousands); Years Ended December 31, 2010, 2009, 2008

		Additions	Additions
Valuation Accounts Deducted in the	Balance at	Charged to	Recorded		Balance
Balance Sheet From the Assets To	Beginning of	Costs and	During	Deductions	At End of
Which They Apply	Period	Expenses	Acquisitions	(A)	Period

2008
Allowance for losses:
Trade accounts receivable	$4,242	$725	$0	$672	$4,295

2009
Allowance for losses:
Trade accounts receivable	$4,295	$1,264	$0	$2,132	$3,427

2010
Allowance for losses:
Trade accounts receivable	$3,427	$1,326	$0	$754	$3,999

(A) Accounts written off, net of recoveries.